Bank Loans and Restricted Time Deposits	12 Months Ended
Dec. 31, 2014
BANK LOANS AND RESTRICTED TIME DEPOSITS [Abstract]
Bank Loans and Restricted Time Deposits

7. BANK LOANS AND RESTRICTED TIME DEPOSITS

In 2013 and 2014, Changyou drew down loans from offshore branches of certain banks for the purposes of expediting the payment of a special one-time cash dividend to its shareholders, providing working capital to support its overseas operations, and funding the Company’s acquisitions and the Company’s share repurchase program. These bank loans were secured by an equivalent or greater amount of RMB deposits by Changyou in the onshore branches of such banks. The loans from the offshore branches of the lending banks are classified as short-term bank loans or long-term bank loans based on their payment terms.

As of December 31, 2014, the total amount of the bank loans was $370.0 million, all of which carried a floating rate of interest based on the London Inter-Bank Offered Rate (“LIBOR”). For the years ended December 31, 2013 and 2014, interest income from the restricted time deposits securing the loans was $13.0 million and $16.3 million, respectively, and interest expense on the bank loans was $8.8 million and $6.4 million, respectively.